CAPITALIZED PRODUCTION COSTS	12 Months Ended
Dec. 31, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
CAPITALIZED PRODUCTION COSTS

NOTE 8 — CAPITALIZED PRODUCTION COSTS

Revenue earned from the domestic distribution of motion pictures was $21,894 and $107,880, respectively, for the years ended December 31, 2021 and 2020. These revenues were attributable to Believe released December 25, 2013. The Company amortizes capitalized production costs (included as direct costs) in the consolidated statements of operations using the individual film forecast computation method. The Company had previously amortized all capitalized production costs, and as such, it did not record any amortization for the years ended December 31, 2021 and 2020.

The Company purchases scripts and incurs other costs, such as preparation of budgets, casting, etc., for other motion picture or digital productions. During the years ended December 31, 2021 and 2020, the Company recorded impairments of $234,734 and $45,000 related to costs of projects it does not intend to produce. The Company intends to produce the remaining projects, but they were not yet in production as of December 31, 2021 or 2020. The Company has assessed events and changes in circumstances that would indicate whether the Company should assess if the fair value of the productions is less than the unamortized costs capitalized and, aside from the ones mentioned above, did not identify other indicators of impairment.

As of December 31, 2021 and 2020, the Company had total, net capitalized production costs of $137,235 and $271,139, respectively, on its consolidated balance sheets.